UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2007

COLD SPRING CAPITAL INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Locust Avenue, Suite 302
New Canaan, Connecticut, 06840
(Address of principal executive offices, with zip code)

(203) 972-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release, dated January 5, 2007, of Cold Spring Capital Inc. (“Cold Spring”) announcing that Cold Spring has delayed its 2006 annual meeting of its stockholders and intends to cover the matters that would otherwise be covered at such stockholder meeting at a special meeting, which is expected to occur in the first or second quarter of 2007 (and in no event later than May 16, 2007) based on the timing of the review of Cold Spring’s proxy statement by the Securities and Exchange Commission. The disclosure required in connection with an annual meeting will be included in the definitive proxy statement mailed to stockholders in connection with the special meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release issued by Cold Spring Capital Inc., dated January 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

Date: January 5, 2007	By: /s/ Joseph S. Weingarten
Joseph S. Weingarten
President and Chief Financial Officer